J.P. MORGAN MONEY MARKET FUNDS

JPMorgan Prime Money Market Fund

(IM Shares)

(a series of JPMorgan Trust I)

JPMorgan U.S. Government Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund

(IM Shares)

(each, a series of JPMorgan Trust II)

Supplement dated May 17, 2013 to the

Prospectus dated July 1, 2012, as supplemented

Effective immediately, the first paragraph under “Purchase and Sale of Fund Shares” in the Risk/Return Summary section for each Fund is hereby deleted in its entirety and replaced with the following:

IM Shares of the Fund may only be purchased by investment companies, including the J.P. Morgan Funds, registered under the Investment Company Act of 1940, as amended (the 1940 Act) and/or their wholly-owned subsidiaries (collectively, funds), through a Treasury and Securities Services account held with and administered by JPMorgan Chase Bank, N.A. (JPMCB).

In addition, the fourth paragraph under “BUYING FUND SHARES” in the “How Your Account Works” section is hereby deleted in its entirety and replaced with the following:

The Funds’ IM Shares are offered only to investment companies, including the J.P. Morgan Funds, registered under the Investment Company Act of 1940, as amended (the 1940 Act) and/or their wholly-owned subsidiaries (collectively, funds), through a Treasury and Securities Services account held with and administered by JPMorgan Chase Bank, N.A. (JPMCB). IM Shares may not be purchased directly from the Funds. Funds may only purchase the IM Shares through accounts maintained with JPMCB. JPMCB may impose policies, limitations, including investment minimums, and fees which are different than those described herein.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-MMIM-513